                                                                 EXHIBIT 10.16.3

                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

Dated as of:    February 6, 2004
Parties:        Lithia Financial Corporation                             ("LFC")
                Lithia Motors, Inc.                                      ("LMI")
                Lithia Aircraft, Inc.                                    ("LAI")
and:            U.S. BANK NATIONAL ASSOCIATION                        ("Lender")

         This Agreement amends the Amended and Restated Loan Agreement between the parties and Lithia Salmir, Inc. dated as of December 28, 2001, as amended by agreements dated January 31, 2003 and April 2, 2003 (collectively, the "Loan Agreement").

         For valuable consideration, the parties agree as follows:

         1.       AMENDMENTS TO LOAN AGREEMENT.

                  1.1 The definitions of the following terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following:

                  "Maximum Revolving Loan Amount" means, as of any date of determination, an amount equal to $50,000,000.00 minus the then outstanding aggregate principal balance of the Term-Out Notes.

                  "Revolving Loan Termination Date" means January 31, 2006.

                  1.2 Section 3.3.1 of the Loan Agreement is deleted and replaced with the following:

                           3.3.1 NOTE. The Revolving Loans shall be evidenced by a promissory note executed by LFC and LAI in the principal amount of $50,000,000.00, substantially in the form attached as Exhibit A ("New Revolving Note"). The Revolving Loans shall be subject to all terms and conditions of the New Revolving Note and of this Agreement.

                  1.3 Section 3.3.3 of the Loan Agreement is deleted and replaced with the following:

                           3.3.3 PRINCIPAL PAYMENTS. The principal balance of the New Revolving Note shall be due and payable on January 31, 2006.

                  1.4 The last sentence of Section 3.4.1 of the Loan Agreement is deleted and replaced with the following:

         The sum of the principal balance of the New Revolving Note plus the aggregate principal balance of all Term-Out Notes shall at no time exceed $50,000,000.00, or if less, the amount required to maintain compliance with Section 9.1.7.

                  1.5 Sections 9.1.1 and 9.1.2 of the Loan Agreement are deleted and replaced with the following:

                  9.1.1 LMI CURRENT RATIO. LMI and its subsidiaries shall maintain, on a consolidated basis, as of the last day of each fiscal quarter ending on or after December 31, 2002, a ratio of current assets to current liabilities of at least 1.20 to 1.0.

                  9.1.2 LMI MINIMUM TOTAL NET WORTH. LMI and its subsidiaries shall maintain, on a consolidated basis, Total Net Worth of not less than (a) $260,000,000.00, plus (b) 100% of the value of the net proceeds (cash or non-cash) received by LMI from the issuance of capital stock after December 31,2003.

                  1.6 Section 9.1.5 of the Loan Agreement is deleted and replaced with the following:

                  9.1.5 MINIMUM TANGIBLE NET WORTH. The sum of LFC's Tangible Net Worth plus the principal balance, up to a maximum of $4,500,000, of loans made by LFC to its affiliates (excluding any amounts owed by such affiliates to LFC under leases between LFC and such affiliates) shall not be less than the sum of (a) $18,000,000.00, plus (b) 50% of the cumulative sum of LFC's net income after taxes (without reduction for any losses) for each fiscal year ending on or after December 31,2004 (such increase to become effective on December 31,2004 and on the last day of each fiscal year thereafter with respect to net income for such fiscal year).

                  1.7 Section 9.1.7 of the Loan Agreement is deleted and replaced with the following:

                  9.1.7 BORROWING BASE AMOUNT. The Borrowing Base Amount shall at all times be at least equal to the sum of the then outstanding principal balance of the New Revolving Note and the aggregate principal balance of the Term Notes.

                  As used herein:

                  "Borrowing Base Amount" means an amount equal to the sum of
         (i) 100% of LFC's cash minus book overdraft, if any; plus (ii) 75% of the net book value of aircraft owned by LAI; plus (iii) 80% of the net book value of LFC's inventory of vehicles leased by LFC to third parties; plus (iv) 80% of the net book value LFC's inventory of used vehicles (excluding amounts included in clause (iii)); plus (v) 50% of accounts owed to LFC by Persons other than LAI, which are not more than 90 days past due; (vi) plus 35% of the net book value of LFC's equipment.

                  1.8 Exhibit A to the Loan Agreement is deleted and replaced with the Exhibit A attached hereto.

         2. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions:

                  2.1 Lender has received executed originals of this Agreement, a new New Revolving Note and such other Loan Documents as Lender requires and each Loan Party has provided such information and satisfied such requirements as Lender reasonably requires.

                  2.2      No Default has occurred and is continuing.

                  2.3 All representations and warranties in the Loan Agreement are true and correct as of the date of this Agreement.

         3. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

         4. REAFFIRMATION. Each Loan Party reaffirms the representations and warranties in each of the existing Loan Documents and agrees that (a) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (b) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Lender or the indebtedness and obligations represented by the Notes, Guaranties, LC Agreements, Letter of Credit, and other Loan Documents.

         5. EXPENSES. Borrower shall pay all costs, fees and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and any other document required to be furnished herewith, including without limitation the charges of Lender's legal counsel.

         6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

         7. COPIES. Each Loan Party acknowledges receipt of a copy of this amendment. The Loan Agreement and New Revolving Note, together with all amendments thereto from time to time, are "transferable records" as defined in applicable law relating to electronic transactions. Therefore, Lender may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the Loan Agreement and New Revolving Note (and all amendments thereto) that is an authoritative copy of the Loan Agreement and New Revolving Note as defined in such law. Lender may store the authoritative copy in its electronic form and then destroy the paper original as part of Lender's normal business practices. Lender, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

         8.       DISCLOSURE.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

         Each Loan Party acknowledges receipt of a copy of this Agreement.

LITHIA FINANCIAL CORPORATION                      LITHIA MOTORS, INC.

By: Jeffrey B.DeBoer                              By: Jeffrey B. DeBoer
    --------------------------------                  --------------------------

Its: Secretary and Treasurer                      Its: Chief Financial Officer

LITHIA AIRCRAFT, INC.                             U.S. BANK NATIONAL ASSOCIATION

By: Jeffrey B.DeBoer                              By: Steve Paladino
    --------------------------------                  --------------------------

Its: Secretary and Treasurer                      Its: Senior Vice President